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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):   December 18, 2000

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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)

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             Delaware                                  59-2913586
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(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)
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ITEM 5.  Other Events

         On December 18, 2000, the stockholders of Intermedia Communications Inc. voted to adopt the Agreement and Plan of Merger, dated September 1, 2000, among Intermedia Communications Inc., WorldCom Inc. and Wildcat Acquisition Corp., a wholly owned Delaware subsidiary of WorldCom, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     December 18, 2000

                                                INTERMEDIA COMMUNICATIONS INC.
                                                           (Registrant)


                                                /s/ ROBERT M. MANNING
                                                --------------------------------
                                                Name: Robert M. Manning
                                                Title: Senior Vice President and
                                                         Chief Financial Officer